UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
September 21, 2009
Date of Report (Date of earliest event reported)
US AIRWAYS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8444	54-1194634
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

111 West Rio Salado Parkway
Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
US AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8442	53-0218143
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

111 West Rio Salado Parkway
Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 21, 2009, US Airways Group, Inc. (“US Airways” or “the Registrant”) and Barclays Bank Delaware entered into Amendment No. 9 to the America West Co-Branded Credit Card Agreement, dated January 25, 2005, as amended (the “Agreement”). The Agreement provides for, among other things, the pre-purchase of frequent flyer miles in the aggregate amount of $200 million. Barclays has agreed that it will pre-purchase additional miles on a monthly basis in an amount equal to the difference between $200 million and the amount of unused miles then outstanding, which purchases average approximately $17 million per month. Among the conditions to this monthly purchase of miles is a requirement that US Airways maintain an unrestricted cash balance of at least $1.5 billion. Pursuant to Amendment No. 9 to the Agreement, Barclays has agreed to temporarily reduce this requirement to $1.35 billion for the months of August through October 2009.
Item 8.01. Other Events.
     On September 23, 2009, the Registrant filed with the Securities and Exchange Commission a Preliminary Prospectus Supplement to its effective shelf registration statement on Form S-3 (File No. 333-137806) (the “Preliminary Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, relating to the sale of 26,315,790 shares of the Registrant’s common stock to Citigroup Global Markets Inc., as underwriter in the public offering of those shares. The Preliminary Prospectus Supplement contains certain supplemental and revised disclosure regarding the Registrant’s business, including recent developments and risk factors. The Preliminary Prospectus Supplement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Document Description

99.1	Preliminary Prospectus Supplement, dated September 22, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Date: September 23, 2009	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President, Corporate
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Date: September 23, 2009	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President, Corporate

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Preliminary Prospectus Supplement, dated September 22, 2009.